                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the registrant [x]
         Filed by a party other than the registrant [ ]
         Check the appropriate box:
         [x]  Preliminary proxy statement
         [ ]  Definitive proxy statement
         [ ]  Definitive additional materials
         [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Corpus Christi Bancshares, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

            (1)  Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
            (2)  Aggregate number of securities to which transactions applies:

- - --------------------------------------------------------------------------------
            (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - --------------------------------------------------------------------------------
            (4)  Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount previously paid:

- - --------------------------------------------------------------------------------
            (2)  Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------
            (3)  Filing party:

- - --------------------------------------------------------------------------------
            (4)  Date filed:
- - --------------------------------------------------------------------------------




- - ------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        CORPUS CHRISTI BANCSHARES, INC.
                              POST OFFICE BOX 9664
                          CORPUS CHRISTI, TEXAS 78469
                                 (512) 887-3000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 31, 1995

To the Shareholders:

         The 1995 Annual Meeting of the Shareholders of Corpus Christi Bancshares, Inc. (the "Company") will be held on May 31, 1995 at 3:00 p.m. (Central Daylight Savings Time) at Citizens State Bank of Corpus Christi, 2402 Leopard Street, Corpus Christi, Texas, for the following purposes:

      1. To elect four Class A directors to serve until the 1998 Annual Meeting of Shareholders and until their successors shall have been elected and qualified;

      2. To elect one Class C director to serve until the 1997 Annual Meeting of Shareholders and until his successor shall have been elected and qualified;

      3. To consider and vote upon a proposal, which is RECOMMENDED by the Board of Directors, to ratify the selection of KPMG Peat Marwick as the independent auditors of the Company for the current fiscal year;

      4. To consider and vote upon a proposal, which is RECOMMENDED by the Board of Directors, to amend the Company's Amended Articles of Incorporation to increase the authorized shares of Common Stock from 2,000,000 shares to 4,000,000 shares;

      5. To consider and vote upon a shareholder proposal, which is OPPOSED by the Board of Directors, to amend the Company's Amended Bylaws to require shareholder approval for the issuance of stock options to key employees or directors of the Company and its subsidiaries;

      6. To consider and vote upon a shareholder proposal, which is OPPOSED by the Board of Directors, which would require shareholders to vote on any written purchase, merger or consolidation offer where the aggregate consideration for such offer equals 150% or more of the then current book value of the issued and outstanding shares of the Company's Common Stock; and

      7. To act on such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 6, 1995, as the date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer book of the Company will not be closed for purposes of determining shareholders of record.

        Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that at least 50% of all outstanding shares be present in person or be represented by proxy. We hope you can attend the Annual Meeting in person, but if you cannot do so, please sign and return the enclosed proxy card in the enclosed stamped envelope. If you attend the Annual Meeting and wish to vote, you may then withdraw your proxy and vote in person.

                                              By Order of the Board of Directors

                                              Eduardo A. Lopez
                                              Secretary

April 12, 1995
                             YOUR VOTE IS IMPORTANT

      YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                        CORPUS CHRISTI BANCSHARES, INC.
                              POST OFFICE BOX 9664
                          CORPUS CHRISTI, TEXAS 78469

                                PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Corpus Christi Bancshares, Inc., a Texas corporation (the "Company"), for use at the 1995 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 31, 1995, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. The solicitation will be made by mail, telephone or personal contact by directors or regular employees of the Company or its subsidiary bank, Citizens State Bank of Corpus Christi ("Citizens State Bank" or the "Bank") without remuneration. Proxies also will be solicited by Morrow & Co., Inc. at an estimated cost of up to $30,000 plus out of pocket expenses. The cost of preparing, assembling, printing and mailing the proxy material will be borne by the Company and will include reimbursement paid to Morrow & Co., Inc., brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxy material to principals and obtaining their proxies for the Annual Meeting.

         The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke his or her proxy by giving written notice of such revocation to the Secretary of the Company at the Company's principal executive offices at any time before the proxy is exercised by executing and delivering a later-dated proxy or attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting.

         Only holders of record of the Company's Common Stock at the close of business on April 6, 1995, the record date for those entitled to notice of the Annual Meeting, will be entitled to vote at the meeting. On such date there were 1,600,000 shares of Common Stock issued and outstanding. Generally, all issued and outstanding shares of Common Stock are entitled to one vote per share on each matter properly submitted at the Annual Meeting. Shareholders have no cumulative voting rights. This proxy statement and accompanying form of proxy are being mailed on or about April 12, 1995.

                               VOTING OF PROXIES

        The presence of the holders of at least 50% of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the Annual Meeting to constitute a quorum, the Annual Meeting may be recessed, postponed or adjourned in order to permit further solicitation by the Company.

         The election of directors will be determined by a plurality of the votes cast by holders of shares of Common Stock entitled to vote thereon. The approval of any other proposal or matter will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. Votes will be tabulated by Morrow & Co., Inc. and the results will be certified by election inspectors who are required to resolve impartially any interpretative questions as to the conduct of the vote.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the votes and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions will have the effect of a negative vote on any proposal other than the election of directors. A broker non-vote (which results when a broker holding shares for a beneficial owner has not received voting instructions on certain matters from such beneficial owner) will have the same effect as a vote against a proposal, but will have no effect on the outcome of the election of directors.
Except as set forth above, or unless otherwise instructed, the enclosed proxy will be voted FOR the director nominees set forth herein; FOR ratification of the selection of the Company's independent auditors; FOR the amendment to the Amended Articles of Incorporation to increase the authorized shares of Common Stock; AGAINST the shareholder proposal to amend the Amended Bylaws to require shareholder approval for the issuance of Company stock options to key employees or directors of the Company and its subsidiaries; and AGAINST the shareholder proposal to require shareholders to vote on any written purchase, merger or consolidation offer where the aggregate consideration for such offer equals 150% or more of the then current book value of the Company.

         The 1994 Annual Report to Shareholders (the "Annual Report") covering the Company's fiscal year ended December 31, 1994, including audited consolidated financial statements, accompanies this proxy statement. The Annual Report does not form any part of the proxy solicitation materials. Additional copies of the Annual Report may be obtained without charge upon written request to Eduardo A. Lopez, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

         The Company's Amended Articles of Incorporation provide that the Board of Directors shall be divided into three classes (individually hereinafter referred to as "Class A", "Class B", and "Class C", respectively) as nearly equal in number as possible. The 1994 Board of Directors initially consisted of six Class A directors, five Class B directors and three Class C directors. In order to realign the Board of Directors to more closely conform to the Amended Articles of Incorporation, during November 1994 two Class A directors and one Class B director resigned from the Board. The number of directorships comprising the entire Board of Directors was then reduced from fourteen directorships to twelve directorships. Thereafter, one of the two resigning Class A directors, J.B. Clark, was reappointed to the Board of Directors as a Class C director while the other two resigning directors were appointed advisory directors to the Board. As so realigned, the current Board of Directors is comprised of four Class A directors, four Class B directors and four Class C directors. The term of office of the Class A directors and Class C director J.B. Clark expires at the 1995 Annual Meeting of Shareholders, while the terms of the Class B and remaining Class C directors will expire at the 1996 and 1997 Annual Meeting of Shareholders, respectively. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum. A director elected to fill a vacancy shall serve until the next annual meeting of the shareholders.

         Proxies cannot be voted for a greater number of persons than the one Class C director nominee and the four Class A director nominees.

         It is the intention of the persons named in the accompanying proxy, unless otherwise instructed, to vote "FOR" the election of J.B. Clark, as the sole Class C director nominee, and "FOR" all the Class A director nominees set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board recommends the Class C nominee and each Class A nominee for election and has no reason to believe any of the nominees will be unable to serve if elected.


                 INFORMATION CONCERNING NOMINEES AND DIRECTORS

         The following information, including the principal occupation during the past five years, is given in respect of the nominees for election to the Board at the Annual Meeting and for the Class B and Class C directors who will continue to serve until the 1996 Annual Meeting of Shareholders and the 1997 Annual Meeting of Shareholders, respectively.

                                CLASS A NOMINEES

                                                                                                 SHARES OF COMPANY
                                                                                                    COMMON STOCK
                                                                                                 BENEFICIALLY OWNED
                                                                                                   AS OF 2/28/95
  NAME, AGE AND                                                                            -----------------------------
  POSITION WITH                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,        DIRECTOR        SHARES        PERCENT
  THE COMPANY                             OTHER DIRECTORSHIPS                     SINCE       OWNED (1)      OF CLASS
- - ------------------------------------------------------------------------------------------------------------------------
  John C. Brooke,           Shareholder, Kleberg & Head, a Professional           1980        68,378 (2)       4.25
  age 58, Director          Corporation (Attorneys); Director, Alice
                            National Bancshares, Inc. and Alice Bank of
                            Texas.

  Roy M. Grassedonio,       Investments.                                          1974        11,874 (3)        .74
  age 54, Director

  Jack Powers,              Ranching.                                             1983        30,950 (4)       1.93
  age 55, Director

  John T. Wright, III,      President of the Company from December 1984 to        1983        36,851 (5)       2.27
  age 55, Director,         April 1987; President and Chief Executive
  Chairman of the           Officer of the Company from April 1987 to
  Board                     April 1992; Vice Chairman of the Board of the
                            Company from April 1992 to April 1993;
                            Chairman of the Board of the Company since
                            April 1993; President of Citizens State Bank
                            from September 1984 to February 1989; Chairman
                            of the Board of Citizens State Bank since
                            February 1989.

John T. Wright, III, is the son of John T. Wright, Jr.
                                             (Table continues on following page)

______________________________

(1) The number of shares stated as being owned beneficially includes shares held beneficially by spouses, children and affiliated corporations of the nominees and directors. The inclusion herein of any such shares, however, does not constitute an admission by the nominees and directors that they are the direct or indirect beneficial owner of such shares. Unless otherwise indicated below, all nominees and directors are record owners of their shares.

      If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days of the date of this proxy statement, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of the Company's Common Stock that he owns. Such shares are not included in the computations for any other person.

(2) Includes options to purchase 10,686 shares plus 244 shares owned by Mr. Brooke's wife.

(3) Includes options to purchase 6,286 shares plus 5,588 shares owned by a limited partnership of which Mr. Grassedonio is a principal partner.

(4)   Includes options to purchase 6,286 shares.

(5) Includes options to purchase 23,543 shares plus 56 shares owned by Mr. Wright's children.

                                CLASS C NOMINEE

                                                                                                 SHARES OF COMPANY
                                                                                                    COMMON STOCK
                                                                                                 BENEFICIALLY OWNED
                                                                                                   AS OF 2/28/95
  NAME, AGE AND                                                                            -----------------------------
  POSITION WITH                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,        DIRECTOR        SHARES        PERCENT
  THE COMPANY                             OTHER DIRECTORSHIPS                     SINCE       OWNED (1)      OF CLASS
- - ------------------------------------------------------------------------------------------------------------------------
  J.B. Clark,               Owner, Mid-Coastal Farms; Oil and Gas                 1984        8,746 (6)         .55
  age 69, Director          Investments

______________________________

(6)   Includes options to purchase 4,286 shares.


                               CLASS B DIRECTORS
                    (Serving Until the 1996 Annual Meeting)

                                                                                                 SHARES OF COMPANY
                                                                                                    COMMON STOCK
                                                                                                 BENEFICIALLY OWNED
                                                                                                   AS OF 2/28/95
  NAME, AGE AND                                                                            -----------------------------
  POSITION WITH                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,        DIRECTOR        SHARES        PERCENT
  THE COMPANY                             OTHER DIRECTORSHIPS                     SINCE       OWNED (1)      OF CLASS
- - ------------------------------------------------------------------------------------------------------------------------
  Marvin L. Berry,          President and Chairman of the Board, Berry            1966        38,562 (7)       2.40
  age 71, Director          Contracting, Inc. and President, Lone Star
                            Equipment, Inc. and Harbor Refining, Inc.

  Joe R. DeLeon, Jr.,       President, Professional Pharmacy, Inc. and            1972         9,746 (8)        .61
  age 66, Director          Clinic Pharmacy (Retail Pharmacies);
                            President, KORO TV Station.

  Stephen R. Karp,          President and Chief Operating Officer,                1987        23,706 (9)       1.47
  age 53, Director          Periodical Services, Inc.

  Roscoe M. Smith,          Executive Vice President of Citizens State            1965        32,286 (10)      2.01
  age 71, Director          Bank until his retirement from the Bank in
                            September 1988; Secretary of the Company from
                            December 1984 until April 1991.

                                             (Table continues on following page)
______________________________

(7) Includes options to purchase 6,286 shares, plus 17,172 shares owned by a corporation of which Mr. Berry is an officer, director and principal shareholder, plus 2,856 shares owned by Mr. Berry's wife.

(8) Includes options to purchase 4,286 shares, plus 336 shares owned by Mr. DeLeon's children, plus 372 shares over which Mr. DeLeon shares voting control as one of four independent administrators of the V. DeLeon estate, plus 752 shares over which Mr. DeLeon shares voting control as one of four beneficiaries of the J. DeLeon Trust.

(9)   Includes options to purchase 10,686 shares.

(10) Includes options to purchase 4,286 shares plus 1,232 shares owned by Mr. Smith's wife.

                               CLASS C DIRECTORS
                    (Serving Until the 1997 Annual Meeting)

                                                                                                 SHARES OF COMPANY
                                                                                                    COMMON STOCK
                                                                                                 BENEFICIALLY OWNED
                                                                                                   AS OF 2/28/95
  NAME, AGE AND                                                                             ----------------------------
  POSITION WITH                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,        DIRECTOR      SHARES         PERCENT
  THE COMPANY                             OTHER DIRECTORSHIPS                    SINCE       OWNED (1)       OF CLASS
- - ------------------------------------------------------------------------------------------------------------------------
  R. Jay Phillips,          Director of the Company and Citizens State            1989       34,528 (11)       2.13
  age 46, Director,         Bank since February 1989; President and Chief
  President and Chief       Executive Officer of the Company since April
  Executive Officer         1992; Chief Executive Officer of Citizens
                            State Bank from February 1989 to February
                            1990; President and Chief Executive Officer of
                            Citizens State Bank since February 1990;
                            Director, President and Chief Executive
                            Officer of C.S.B.C.C., Inc. since December
                            1992.



  L. L. Woodman, Jr.,       President, Vestland Investments, Inc.;                1972       32,602 (12)       2.02
  age 56, Director          Director, Alice National Bancshares, Inc. and
                            Alice Bank of Texas; Director of C.S.B.C.C.,
                            Inc. since December 1992.

  John T. Wright, Jr.,      Chairman of the Board of Citizens State Bank          1947       36,450 (13)       2.27
  age 74, Director          until February 1989; Chairman of the Board and
                            Chief Executive Officer of the Company from
                            December 1984 to April 1987; Chairman of the
                            Board of the Company from April 1987 to April
                            1992.

______________________________

(11)  Includes options to purchase 24,828 shares.

(12)  Includes options to purchase 10,686 shares.

(13) Includes options to purchase 4,286 shares plus 5,764 shares owned by Mr. Wright's wife.


                               ADVISORY DIRECTORS

      In addition to those directors disclosed above, the Company also has advisory directors appointed in accordance with Section 3.14 of the Company's Amended Bylaws. These advisory directors consist of Eduardo A. Lopez, Jon C. Spradley, John Sloan and Grace Dobson. Advisory directors have the right to attend all meetings of the Board of Directors but have no right to vote on any matter before the Board.

                                                    EXECUTIVE OFFICERS

                                                                                  SHARES OF COMPANY
                                                                                    COMMON STOCK
                                                                                 BENEFICIALLY OWNED
                                                                                    AS OF 2/28/95
 NAME, AGE AND                                                              ------------------------------
 POSITION WITH                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,         SHARES        PERCENT
 THE COMPANY                            OTHER DIRECTORSHIPS                   OWNED (1)       OF CLASS
- - ----------------------------------------------------------------------------------------------------------
 John T. Wright, III       (See information provided as director)

 R. Jay Phillips           (See information provided as director)

 Eduardo A. Lopez,         Senior Vice President of Union National Bank        15,172(2)        .94
 age 48                    of Laredo, Texas from June 1982 until August
                           1988; Executive Vice President and Senior
                           Lending Officer of the Bank from April 1989 to
                           May 1990; Executive Vice President and Chief
                           Lending Officer of the Bank from May 1990 to
                           May 1994; Senior Executive Vice President and
                           Chief Lending Officer of the Bank since May
                           1994; Advisory Director of the Bank since May
                           1994; Secretary of the Company since April
                           1991; Director, Secretary and Treasurer of
                           C.S.B.C.C., Inc. since December 1992.


______________________________

(1) The number of shares stated as being owned beneficially includes shares held beneficially by spouses, children and affiliated corporations. The inclusion herein of any such shares, however, does not constitute an admission that such person is the direct or indirect beneficial owner of such shares. Unless otherwise indicated below, such person is the record owner of his shares.

      If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days of the date of this proxy statement, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of the Company's Common Stock that he owns. Such shares are not included in the computations for any other person.

(2)   Includes options to purchase 11,572 shares.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has a Nominating and Audit Committee. The Company does not have a Compensation Committee.

         NOMINATING COMMITTEE. The Nominating Committee, which is composed of the whole Board of Directors, is responsible for proposing a slate of directors for election by the shareholders at each Annual Meeting of Shareholders and proposing candidates to fill any vacancies on the Board of Directors.

         The Committee will consider candidates for the 1996 Board memberships that are proposed by shareholders who have complied with the following procedures. In the event a shareholder entitled to vote for the election of directors wishes to propose a candidate for consideration by the Nominating Committee as a possible nominee for management's proposed slate of directors, or such shareholder wishes to make a director nomination at an Annual Meeting of Shareholders, then timely written notice of such shareholder's interest to make such nomination(s) must be given either by personal delivery or by United States mail to Eduardo A. Lopez, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469, no later than April 16, 1996. Each such notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name and address of the person or persons, (ii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or that otherwise relates to such nomination or nominations, (iii) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (iv) the consent of each nominee to serve as a director of the Company if so elected; and (b) as to the shareholder giving the notice and the shareholder who intends to make the nomination, (i) the name and address of the shareholder, (ii) a representation that the shareholder is the holder of record of the Common Stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at such Annual Meeting to nominate the person or persons specified in such notice, and (iii) the class and number of shares of Common Stock of the Company which are beneficially owned by the shareholder. The Chairman of the Annual Meeting of Shareholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Secretary of the Company did not receive timely notice from any shareholder of any nominations of directors for election at the Annual Meeting.

         AUDIT COMMITTEE. On March 15, 1995, the Board of Directors adopted a resolution establishing an Audit Committee. The Audit Committee is responsible for (a) reviewing the scope and results of audits performed by each of the Company's independent auditors and internal auditor; (b) reviewing internal accounting controls and the scope of services performed by independent auditors; (c) monitoring the costs of all accounting and financial services; and (d) recommending, engaging and discharging the Company's independent auditors. The Audit Committee consists of Messrs. Clark, DeLeon, Jr., Grassedonio, Karp, Phillips and Wright, Jr.

         During 1994, the Board of Directors held twelve regular meetings and one special meeting. All directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors and the Committees of the Board on which they served.

                           BANK'S BOARD OF DIRECTORS

         The Bank's Board of Directors consists of Marvin L. Berry, John C. Brooke, J.B. Clark, Joe R. DeLeon, Jr., Roy M. Grassedonio, Stephen R. Karp, R. Jay Phillips, Jack Powers, Roscoe M. Smith, Jon C. Spradley, L.L. Woodman, Jr., John T. Wright, Jr. and John T. Wright, III. The Bank's Board of Directors has an Audit and Salary Committee.

         AUDIT COMMITTEE.  The Audit Committee is responsible for reviewing:
(i) the scope and results of audits performed by both the Bank's independent auditors and the Bank's internal auditor, (ii) internal accounting controls and the scope of services performed by independent auditors, and (iii) the costs of all accounting and financial services. The Audit Committee also recommends the engaging and discharging of the Bank's independent auditors. The Audit Committee, which met five times during 1994, is composed of Messrs. Clark, DeLeon, Jr., Grassedonio, Karp and Wright, Jr. Mr. Phillips serves as an ex officio member of the Audit Committee.

         SALARY COMMITTEE. The Salary Committee reviews all existing salaries of the Bank and, where merited, recommends appropriate changes in such salaries. The Salary Committee, which met one time during 1994, is composed of Messrs. Berry, Clark, Phillips, Spradley, and Wright, III.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid by the Company and the Bank during the Company's last three fiscal years to its Chief Executive Officer and each of the next most highly paid executive officers whose cash compensation exceeded $100,000 during the fiscal years ended December 31, 1992, December 31, 1993 and December 31, 1994 (the "Named Executive Officers").

                                                                                LONG-TERM
                                               ANNUAL COMPENSATION             COMPENSATION
             NAME AND PRINCIPAL       -------------------------------------       (STOCK            ALL OTHER
                  POSITION               YEAR      SALARY (1)   BONUS            OPTIONS)        COMPENSATION(2)
       ----------------------------------------------------------------------------------------------------------
        John T. Wright, III              1994        $123,749      $4,400         23,543             $3,709
        Director, Chairman               1993        122,900       6,881          23,543              3,287
        of the Board                     1992        116,575        -0-            -0-                1,157

        R. Jay Phillips                  1994        $140,657      $4,971         24,828             $4,204
        Director, President              1993        136,493       7,553          24,828              3,659
        and Chief Executive              1992        128,786        -0-            -0-                1,490
        Officer

______________________________

(1)      Includes salary and director's fees.

(2) The amounts reported in this column consist of the Bank's matching contribution under the Bank's 401(k) Profit Sharing Plan.

OPTION GRANTS DURING 1994

         No options or stock appreciation rights were granted during 1994 under the Company's Nonqualified Stock Option Plan.


                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         TOTAL NUMBER OF                TOTAL VALUE OF
                                                       UNEXERCISED OPTIONS         UNEXERCISED IN-THE-MONEY
                        NUMBER OF                    HELD AT FISCAL YEAR-END    OPTIONS HELD AT FISCAL YEAR-END (1)
                     SHARES ACQUIRED       VALUE    -------------------------   -----------------------------------
       NAME            ON EXERCISE       REALIZED   EXERCISABLE UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
- - -------------------------------------------------------------------------------------------------------------------
 John T.                    0                0       23,543            0         $117,730               0
 Wright,III
 Director,
 Chairman
 of the Board

 R. Jay Phillips            0                0       24,828            0          124,140               0
 Director,
 President
 and Chief
 Executive
 Officer

______________________________

(1) Market value of underlying securities at year-end, minus the exercise or base price.

COMPENSATION OF DIRECTORS

         During 1994, each director received a $300 fee for each Board of Directors meeting attended and a $200 fee for each committee meeting attended. Those directors comprising the Board of Directors of C.S.B.C.C., Inc. received a $300 fee for each C.S.B.C.C., Inc. Board of Directors meeting attended and a $500 fee for attending C.S.B.C.C., Inc.'s annual meeting. Those directors comprising the Bank's Board of Directors received a $300 fee for each Board of Directors meeting attended and a $200 fee for each committee meeting attended. Directors of the Company who are also directors of the Bank do not receive a fee for Board of Directors meetings of the Company attended in conjunction with Board of Directors meetings of the Bank. They do, however, receive a fee for attending the Bank's Board of Directors meeting. Only non-officer directors receive a fee for attending committee meetings.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of February 28, 1995 regarding the share ownership of (i) those persons or entities known by management to beneficially own more than 5% of the Company's Common
Stock, its only class of outstanding securities, and (ii) the amount of Common Stock beneficially owned by all directors, advisory directors, and executive officers of the Company as a group.

         NAME AND ADDRESS OF                                        SHARES BENEFICIALLY           PERCENT OF
         BENEFICIAL OWNER                                                  OWNED                     CLASS
         -----------------------------------------------------  ---------------------------   ------------------
         M.E. Allison and Co., Inc.                                       112,492                    7.03%
         112 East Pecan, Suite 1200
         San Antonio, Texas  78205

         SIFE Trust Fund                                                   84,100                    5.26
         490 North Wiget Lane
         Walnut Creek, CA  94598

         All directors, advisory directors and executive                  399,607                    22.98
         officers as a group (18 persons) (1)

______________________________

(1)      Includes options to purchase 138,575 shares.


     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Mr. Stephen Karp, a director of the Company, inadvertently failed to timely file seven Statements of Changes in Beneficial Ownership (Form 4) for seven transactions occurring from January, 1993 through August, 1994. Mr. Joe
R. DeLeon, a director of the Company, inadvertently failed to timely file one Statement of Change in Beneficial Ownership (Form 4) for one transaction occurring in March, 1990, as a result of his one-quarter interest in a decedent's estate which owns 372 shares.


                              CERTAIN TRANSACTIONS

      Some of the directors and officers of the Company presently are, as in the past, customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of its business. In addition, some of the directors and officers of the Company presently are, as in the past, also directors and/or officers of corporations which are customers of the Bank and which expect to have loan transactions with the Bank in the ordinary course of business. The Company's Board of Directors believes that all such transactions have been made on the same terms as those prevailing for comparable transactions with others and have not involved more than the normal risk of collectibility at the inception of the loan or other favorable features.


                            INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)

      The Board of Directors of the Company, based upon the recommendation of the Bank's Audit Committee, has selected KPMG Peat Marwick as independent auditors to audit the books, records and accounts of the Company for the current fiscal year, and such selection will be submitted to the shareholders for ratification at the Annual Meeting. KPMG Peat Marwick has served as auditors of the Company since 1983, and is therefore familiar with the affairs and financial procedures of the Company. Should the shareholders not ratify KPMG Peat Marwick as independent auditors, then the Board of Directors, after giving due consideration to the shareholder vote, shall determine whether to retain KPMG Peat Marwick as auditors of the Company, or select another independent accounting firm which the Board deems will serve in the best interest of the Company.

      The Company has been advised that a representative of KPMG Peat Marwick will be present at the Annual Meeting and will be available to respond to appropriate questions. Such representative will be afforded the opportunity to make a statement at the meeting, if he or she desires to do so.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

        PROPOSED AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

                                (PROPOSAL NO. 3)

      On March 15, 1995, subject to shareholder approval, the Board of Directors adopted a resolution setting forth a proposed amendment to Section
4.01 of Article 4 of the Company's Amended Articles of Incorporation to increase the number of authorized shares of the Common Stock from 2,000,000 shares to 4,000,000 shares. On March 1, 1995, 1,600,000 shares of Common Stock were issued and outstanding.

      The purpose of increasing the number of authorized shares of Common Stock is to provide additional shares available for proper corporate purposes, including corporate financing, investments and acquisitions, stock dividends, shareholder rights plan, employee and management incentive, benefit, and savings plans, dividend reinvestment plans, responses to takeover attempts, and other purposes. Except for shares reserved for issuance pursuant to the Company's stock option plan, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock. The Board of Directors believes that the proposed increase in authorized shares is desirable in order to increase its flexibility in issuing shares of Common Stock as the need may arise without the expense and delay of a special shareholders' meeting for increasing the number of authorized shares.

      If the proposed amendment to the Amended Articles of Incorporation is approved, the Board of Directors will have the authority to issue the additional authorized shares of Common Stock or any part thereof to such persons and for such consideration as it may deem appropriate without further action by the shareholders, except as may be required by applicable laws or regulations or the rules of any stock exchange on which the shares are listed. Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of the outstanding Common Stock. Existing shareholders have no preemptive rights to receive or purchase any shares of the presently authorized but unissued Common Stock or the shares authorized by the proposed amendment.

      Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions which would make a takeover of the Company more difficult or costly. Issuing additional shares of Common Stock could also have the effect of diluting the ownership of persons seeking to obtain control of the Company. The proposed amendment to the

Company's Amended Articles of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

      The Board of Directors recommends a vote "FOR" the following proposed amendment to the Company's Amended Articles of Incorporation, which will be presented at the Annual Meeting.

      RESOLVED: That Article Four, Section 4.01 of the Amended Articles of Incorporation be amended to read:

      The aggregate number of common shares which the Corporation shall have authority to issue is Four Million (4,000,000) shares of Common Stock with a $5.00 par value per share. The Corporation shall have no other class of shares.

      The directors of the Company have unanimously approved the proposed amendment. However, the proposed amendment will not be adopted unless the holders of a majority of the outstanding shares entitled to vote thereon vote "FOR" the adoption of such amendment. The enclosed form of proxy provides a means for shareholders to vote for the proposed amendment, to vote against the proposed amendment, or to abstain from voting with respect to the proposed amendment. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE ABOVE DESCRIBED AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


                 SHAREHOLDERS' PROPOSALS AND COMPANY RESPONSES

                          (PROPOSALS NO. 4 AND NO. 5)

      The following shareholder proposals have been submitted for a vote of the shareholders at the Annual Meeting. The proposals and proponents' statements in support thereof are set forth below along with the Company's reasons for recommending a vote AGAINST each proposal. To be adopted, each proposal must be adopted by the affirmative vote of a majority of the outstanding shares entitled to vote thereon.


Proposal No. 4

      Charles E. Jacobs, a shareholder owning 1,168 shares of Common Stock, has given notice that he intends to present the following resolution for action at the Annual Meeting:

      RESOLVED: That Section 4.13 of the Company's Amended Bylaws be amended to read in its entirety as hereinafter follows, and that Section 4.13 as so amended not be hereafter amended, repealed or superseded without the prior approval of the Company's shareholders in accordance with applicable law:

      Section 4.13 - Stock Options. In order to attract retain and motivate key employees and directors of the Company and its subsidiaries, the Board of Directors, only after obtaining shareholder approval, may provide additional benefits to such employees and directors for future services by granting stock options to such employees and directors to enable them to purchase common stock of the Company. The type, terms and conditions of any such stock options shall be determined by the Board of Directors, subject to shareholder approval. Notwithstanding any other provision contained in these Amended Bylaws, this Section 4.13 may not be amended, repealed or superseded without the prior consent of the shareholders of the Company.

                       STATEMENT OF PROPOSING SHAREHOLDER

      The proposed amendment reinstates the requirement in the Company's Amended Bylaws for shareholder approval of the granting of employee stock options. Historically, the Company's Amended Bylaws had included this requirement, however, the Company's Board of Directors (the "Board") amended
Section 4.13 on October 20, 1993 to delete the shareholder approval requirement for the granting of stock options. The proposed amendment would also require shareholder approval for the grant of any options to directors.

      At the same October 20, 1993 Board meeting, the Board adopted a new Non-Qualified Stock Option Plan (the "Plan"). Under the Plan, the members of the Board then granted to themselves and certain employees of the Company's subsidiary bank fully vested options to purchase in the aggregate 160,000 shares of the Company's Common Stock, or 10% of the aggregate number of outstanding shares, at an option price of $5.00 per share. The members of the Board received in the aggregate options to purchase 127,003 shares of the Company's stock. The effect of adopting the Plan was to dilute the ownership interests of the shareholders of the Company. At the time the Board adopted the Plan, the directors knew that two days later the Company's stock would commence trading on the American Stock Exchange. At a price of $10.00 per share, the net economic benefit to the directors as a result of the option grants to themselves, if exercised, is more than $600,000. The Board of Directors through these actions has furthered their own interests and personal economic benefit at the expense of the Company's other shareholders. Accordingly, in order to protect the interests of the shareholders of the Company, the shareholders are urged to adopt the proposed resolution.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

      THE BOARD OF DIRECTORS ASKS THAT YOU VOTE AGAINST THIS PROPOSAL.

      The foregoing proposal is based on the mistaken and incorrect view that the October 1993 grant of stock options was improper. As shown below, the options were completely proper, reasonable and in the best interests of shareholders of the Company.


      WHY DID THE BOARD GRANT THE OPTIONS? The options were granted in recognition of the extraordinary efforts of your Company's officers and directors in successfully guiding the Company through the difficult economic circumstances that confronted the banking, real estate and energy industries in Texas in the 1980s. During 1988-1990 Texas had 349 bank failures, which accounted for about one-half of all bank failures in the U.S. and which completely wiped out shareholders' equity in most cases.

      Your Company survived those difficult years primarily due to the diligent and productive hard work of your officers and directors. Rather than resigning as many other financial institution officers and directors did, your officers and directors conscientiously stayed at their jobs without regard to the risk of significant personal liability. During those difficult times, your directors and officers devoted substantially more time and effort to their jobs than most directors and officers of public companies, as shown by the following: in 1988 the eleven outside directors who served throughout the year attended an average of 54 meetings for an average of over 94 hours of meeting time, not counting substantial pre-meeting preparation time (compare that to a typical director who may attend 12 meetings per year for three or four hours, or a total of only 36-48 hours). In 1989 the eleven outside directors who served throughout the year attended an average of 50 meetings for 89 hours, and in 1990 the averages were 41 meetings for 68 hours. Moreover, despite these huge time commitments, your directors voted to reduce their director fees in view of the Company's difficulties.

      It is also significant that, after the Company was on the road to recovery, your directors and officers wanted to purchase stock of the Company but were advised by counsel that they could not do so during long periods of time because of insider trading issues, and thus were denied the opportunity to purchase Company stock at its lowest prices.

      DID THE BOARD OBTAIN INDEPENDENT ADVICE REGARDING THE OPTIONS? Yes. The Board first considered an option plan in May 1993. At that time it retained an independent financial advisor, D. Latin and Company, Inc. in Dallas, and independent counsel, Winstead Sechrest & Minick in Dallas, to advise the Board regarding appropriate terms for an option plan. Based on this independent advice, the Board and its committees had a total of 8 meetings or conference calls to design the option plan prior to its grant of options in October 1993.

      After several shareholders began to ask questions about the stock options in the spring of 1994, the Board decided, in an excess of caution in order to be fully responsive to its shareholders, to once again seek independent advice regarding the option plan and options, and thus retained the firm of Towers Perrin. Towers Perrin is an independent, international firm of management compensation consultants and actuaries whose 8,000 clients worldwide include 333 of the world's 500 largest companies and close to 700 of the Fortune 1,000 U.S. companies. As discussed in more detail below, in a letter dated April 18, 1994 Towers Perrin concluded that the Company's October 1993 stock option grants "WERE REASONABLE AND WELL WITHIN THE BOUNDARIES OF COMPETITIVE PRACTICE AND STANDARDS." It also stated that "THE OPTION GRANT WILL NOT PROVIDE ANY MEANINGFUL LONG-TERM VALUE TO DIRECTORS UNLESS THERE IS A SIGNIFICANT INCREASE IN THE VALUE OF COMPANY STOCK -- AT WHICH POINT ALL SHAREHOLDERS WILL HAVE BENEFITED AS WELL."


      WAS THE NUMBER OF OPTIONS GRANTED EXCESSIVE? No. Towers Perrin concluded that the number of shares allocated was "REASONABLE GIVEN OUR EXPERIENCE WITH OTHER INSTITUTIONS." It further stated that the value of the options on the date of grant "RANGED FROM $1.00 . . . TO $2.00" per option, and thus concluded that "TOWERS PERRIN DOES NOT FIND THE OPTION VALUE DELIVERED TO DIRECTORS TO BE EXCESSIVE." It is also stated that "THE ACTUAL VALUE OF EACH OPTION GRANT SPREAD OVER A PERIOD OF YEARS RESULTS IN A GRANT VALUE THAT TOWERS PERRIN BELIEVES TO BE BELOW THE COMPETITIVE AVERAGE." We believe that the Towers Perrin opinion completely disposes of any possible concerns regarding the number of options granted or the terms of the options.


      WAS THE OPTION EXERCISE PRICE TOO LOW? No. Based on the fact that recent trades in the Company's stock prior to its listing, as provided by an independent brokerage firm, Rauscher, Pierce & Refsnes, Inc., ranged from $5.00 to $6.00 and the stock's initial trade on the American Stock Exchange was at $6.00 per share, Towers Perrin stated that it "BELIEVES THAT THERE IS NO BASIS FOR THE ASSERTION THAT A $5.00 EXERCISE PRICE FOR THE STOCK OPTION CONSTITUTED A SIGNIFICANT DISCOUNT." Furthermore, it noted that the actual value of the options was considerably less since the stock issuable on exercise of the options (i) must be held for at least two years before it can be freely transferable since the Company did not register such stock under federal and state securities laws and (ii) is subject to significant additional federal securities law restrictions on transfer since the Company did not grant qualified stock options approved by shareholders.


      WAS IT APPROPRIATE FOR NON-EMPLOYEE DIRECTORS TO GET OPTIONS? Yes. As Towers Perrin stated, "EQUITY PARTICIPATION AMONG DIRECTORS OF U.S. CORPORATIONS HAS BECOME INCREASINGLY POPULAR OVER THE LAST FEW YEARS. IN ADDITION TO OUTRIGHT OWNERSHIP OF SHARES, OPTION GRANTS ARE CONSIDERED TO BE AN EXCELLENT APPROACH TO ALIGNING THE INTERESTS OF DIRECTORS WITH THAT OF SHAREHOLDERS." Towers Perrin gave considerable weight to the "ACTIVE" role of the Board and its "MAJOR ROLE IN THE COMPANY'S SURVIVAL AND PROSPERITY." As a result it concluded that the "STOCK OPTION GRANTS ARE A VALID APPROACH TO REWARD DIRECTORS FOR INCREASING THE VALUE OF THE COMPANY."

      Recommendation of Directors. Your directors believe that the grant of the options was entirely proper, which conclusion has been unequivocally confirmed by the Board's highly experienced and independent experts. Your directors believe that questions about the options have arisen primarily as a result of misinformation circulated by a few disruptive shareholders motivated by individual self-interests in an ill-conceived effort to attempt to discredit your directors and officers and force them into agreeing to sell the Company at a time when they did not believe such a sale would be in the best interests of the Company and its shareholders. However, in order to assure shareholders that the October 1993 option grant was a unique, one-time grant of options in recognition of extraordinary efforts in difficult economic times, on March 15, 1995 your Board adopted an amendment to the Company's Amended Bylaws that requires shareholder approval for the grant of any future options to directors who are not also officers (granting of options to officers, including officers who are directors, still can be done by Board action without seeking shareholder approval). Thus, your directors believe that there is no need for adoption of the proposal and recommends against it.

      ACCORDINGLY, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

Proposal No. 5

      Christopher R. Allison, a shareholder owning 500 shares of Common Stock, has given notice that he, or a qualified representative of his, intends to present the following resolution for action at the Annual Meeting:

      RESOLVED: That the Board of Directors of the Company (the "Board"), upon receipt of any written offer to purchase the Company or substantially all of the assets of the Company, or for the merger or consolidation of the Company, for an aggregate consideration which is equal to, or greater than, one hundred fifty percent (150%) of the then- current book value of the issued and outstanding shares of the Company's Common Stock, submit such offer to the Company's shareholders for their consideration at a special meeting of the shareholders, to be called by the Board and held as soon as practicable after the receipt of such an offer by the Board.

                       STATEMENT OF PROPOSING SHAREHOLDER

      The Board has previously stated in a letter to the shareholders of the Company and in a press release that the Board has carefully analyzed the question of whether the shareholders' value in the Company would be maximized through a sale of the Company or by retaining ownership in an independent organization. The Board stated that it had unanimously decided that remaining independent was in the best interests of the Company's shareholders. The proponent of this proposal does not believe that the Board's decision to remain independent is consistent with the view of a majority of the Company's shareholders.

      The proponent of the above proposal believes that the fact that the Board's interests and the interests of other shareholders may be divergent is well evidenced by the Board's actions in adopting a non-qualified stock option plan on October 20, 1993 and the Board's contemporaneous grant of options to themselves to purchase 127,003 shares of the Company's Common Stock at a price of $5.00 per share. The effect of the grant of such options was to dilute the interests of other shareholders in the Company. Prior to the grant of said options, the Board amended the Amended Bylaws of the Company to remove a requirement that the grant of stock options be made subject to the approval of the shareholders. Accordingly, the proponent of said proposal does not believe that the Board should be the ultimate decision maker with respect to such a most important business decision as it effects the interests of all shareholders.

      Therefore, the proponent of the above proposal believes that such an important decision as the sale of the Company is a matter upon which all of the shareholders of the Company, including those who are not members of the Board and who hold more than seventy-five percent of the issued and outstanding shares of the Company's stock, should have an opportunity to consider and vote.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

      THE BOARD OF DIRECTORS ASKS THAT YOU VOTE AGAINST THIS PROPOSAL.

      THE BOARD BELIEVES THAT THE FOREGOING PROPOSAL IS MISGUIDED IN FIVE PRINCIPAL RESPECTS. FIRST, even though a small group of shareholders, including the proponent and his father, M.E. Allison, Jr., have embarked upon a campaign to attempt to force the sale of the Company, since 1985 the COMPANY HAS NOT RECEIVED A SINGLE PROPOSAL TO ACQUIRE THE COMPANY OR ITS SUBSIDIARY BANK AT ANY PRICE!


      SECOND, your Board has NEVER said that it is opposed to a sale of the Company. On July 7, 1993 your

Board stated that, after a detailed analysis of strategic alternatives, it had "unanimously decided that remaining independent AT THIS TIME is in the best interests of its shareholders." Since then, your Board has actively pursued its strategic plan to increase shareholder value, which among other things includes growth of the Bank through expansion of its existing banking operations internally and through acquisitions. As stated in our 1994 Annual Report to Shareholders, your Board invested significant amounts of capital and time to add new branches and new lines of business in 1994, and expects that the Company will begin to receive significant returns on such investments in future years. However, your Board periodically compares the potential advantages to the Company's shareholders of pursuing its strategic plan versus a sale of the Company. WHILE THE BOARD CONTINUES TO BELIEVE THAT THE BEST WAY TO MAXIMIZE SHAREHOLDERS VALUE IS TO CONTINUE TO PURSUE ITS STRATEGIC PLAN TO BUILD FRANCHISE VALUE AND ALLOW TIME FOR THE RESULTS OF ITS STRATEGIC PLAN IMPLEMENTATION TO BE RECOGNIZED IN THE MARKET VALUE OF THE COMPANY'S STOCK, THE BOARD IS NOT OPPOSED TO A SALE OF THE COMPANY. In the event the Company were to receive an unsolicited acquisition proposal, the Board would fulfill its fiduciary duties to the Company's shareholders by reviewing and responding appropriately to such proposal, which would include a decision to agree to a sale of the Company if that were in the best interests of shareholders.

      THIRD, the proponent's proposal appears to be based upon the following assumptions, both of which the Board believes are incorrect and not prudent:
(a) that the purchase price of a proposed acquisition, which the proponent would define as anything greater than 150% of then-current book value, is the determining factor for deciding whether an acquisition proposal should be submitted to shareholders and (b) that it is prudent to submit all such proposals to shareholders. With respect to the first assumption, the Board strongly believes that there are many other terms of an acquisition proposal that are important to shareholders, including the form of payment (an offer of cash may be more valuable than an offer of risky securities that have a face value of more than book value). Moreover, acquisitions of banks are increasingly priced on the basis of other criteria, such as franchise value or price/earnings ratios, without regard to price/book ratios. As for the second assumption, the purpose of a board of directors is to represent shareholders by exercising its best independent business judgment regarding any acquisition proposal and, if and only if it believes it appropriate, to submit an acquisition proposal to shareholders.

      FOURTH, since the proposal does not seek to amend the Company's Articles of Incorporation or Amended Bylaws, it is only a "precatory" proposal that, even if adopted, would not be legally binding on your Board of Directors.

      FINALLY, your Board believes that its responsibilities are to maximize shareholder value -- which does not mean bowing to the desire of a few vocal shareholders to force the sale of the Company at a price that is less than the Company's long-term value. YOUR BOARD BELIEVES THAT MAXIMIZING SHAREHOLDER VALUE IS ITS PRINCIPAL OBJECTIVE, AND THAT YOU AND YOUR BOARD MUST AVOID YIELDING TO THE PRESSURES CREATED BY THE SELFISH EFFORTS OF A FEW TO ATTEMPT TO CREATE SHORT-TERM VALUE THAT FALLS FAR SHORT OF THE COMPANY'S LONG-TERM VALUE.

      ACCORDINGLY, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


                             SHAREHOLDER PROPOSALS

      In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal executive offices, 2402 Leopard Street, Corpus Christi, Texas 78408, no later than December 13, 1995. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

      In order for a shareholder to bring new business before an Annual Meeting of Shareholders (not otherwise included in the Company's proxy materials), certain conditions set forth in Section 2.15 of the Amended Bylaws must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Corporation not less than 45 days prior to the month and day in the current year that corresponds to the month and day in the previous year on which the Annual Meeting of Shareholders was held, if not a holiday, and if a holiday, then prior to the day next following which is not a holiday. The requirements as to the content of such notice are set forth in Section 2.15 of the Amended Bylaws. The Secretary of the Company did not receive timely notice from any shareholder of any new business to be brought before the Annual Meeting.

                                 OTHER BUSINESS

      Management of the Company does not know of any other matters that are likely to be brought before the Annual Meeting for action. However, if any matters do properly come before the meeting for action, it is intended that the accompanying proxy will be voted in accordance with the judgment of the person(s) voting the proxy.

                          AVAILABILITY OF FORM 10-KSB

      The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1994, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such report should be directed to: Eduardo A. Lopez, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469.

APRIL 12, 1995

                                                   EDUARDO A. LOPEZ
                                                   SECRETARY

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                                                  CORPUS CHRISTI BANCSHARES, INC.
                                                        2402 LEOPARD STREET
                                                    CORPUS CHRISTI, TEXAS 78404

                                               THIS PROXY IS SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS OF THE COMPANY


       P                     The undersigned, hereby revoking all prior proxies, hereby appoints JOHN T. WRIGHT, III, R. JAY
       R             PHILLIPS and EDUARDO A. LOPEZ, jointly and severally, with full power to act alone, as my true and lawful
       O             attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the
       X             shares of Common Stock of CORPUS CHRISTI BANCSHARES, INC. (the "Company") which the undersigned would be
       Y             entitled to vote if personally present at the Annual Meeting of Shareholders of CORPUS CHRISTI BANCSHARES,
                     INC. to be held on May 31, 1995 and at adjournments thereof.

                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, BUT WHERE NO DIRECTION IS GIVEN, IT WILL
                     BE VOTED "FOR" SAID NOMINEES, "FOR" SAID AUDITORS, "FOR" APPROVAL OF THE AMENDMENT TO THE AMENDED ARTICLES OF
                     INCORPORATION, "AGAINST" APPROVAL OF THE SHAREHOLDER PROPOSAL TO AMEND THE AMENDED BYLAWS, AND "AGAINST"
                     APPROVAL OF THE SHAREHOLDER PROPOSAL TO REQUIRE SHAREHOLDER CONSENT TO CERTAIN PURCHASE, MERGER OR
                     CONSOLIDATION OFFERS EACH AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT DATED APRIL 12, 1995 AND IN THE
                     DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE
                     THE MEETING.


 COMMENTS/ADDRESS CHANGE:  PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE


                                                                                     (Continued and to be signed on other side)

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                                                                                                                   /x/ Please mark
                                                                                                                        your vote
                                                                                                                         as this



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND
4 AND AGAINST ITEMS 5 AND 6 AS DESCRIBED IN THE ACCOMPANYING
PROXY STATEMENT.                                                                                         FOR     AGAINST    ABSTAIN
                                                                   3. Selection of KPMG Peat Marwick     / /       / /       / /
1.  ELECTION OF CLASS A    FOR all nominees      WITHHOLD             as independent auditors.
    DIRECTORS for the      listed below (except  AUTHORITY to vote
    term set forth in      as marked to the      for all nominees  4. Amendment to the Amended Articles  / /       / /       / /
    the accompanying       contrary below)       listed below         of Incorporation.
    proxy statement.            / /                  / /
                                                                   5. Shareholder proposal to amend the
                                                                      Amended Bylaws.                    / /       / /       / /

                                                                   6. Shareholder proposal to obtain
                                                                      shareholder consent to purchase,
              John C. Brooke, Roy M. Grassedonio,                     merger or consolidation offers.    / /       / /       / /
               Jack Powers, John T. Wright, III
                                                                   7. In their discretion, the proxies are authorized to vote
2.  ELECTION OF CLASS C    FOR the nominees      WITHHOLD             upon such other business as may properly come before the
    DIRECTOR for the       listed below (except  AUTHORITY to vote    meeting.
    term set forth in      as marked to the      for all nominees
    the accompanying       contrary below)       listed below         The undersigned(s) acknowledges receipt of the Notice of
    proxy statement.           / /                   / /              1995 Annual Meeting of Shareholders and the proxy statement accompanying the same, each dated April 12, 1995, and the
                                                                      Company's 1994 Annual Report to shareholders.

                           J.B. Clark                                 Please date this proxy and sign your name exactly as it
                                                                      appears hereon.  If there is more than one owner, each
INSTRUCTION:  To withhold authority to vote for any individual        should sign.  When signing as an agent, attorney,
nominee, write that nominee's name on the space provided              administrator, executor, guardian or trustee, please
below.                                                                indicate your title as such.  If executed by a corporation, this proxy should be signed in the corporate name by a duly
- - ------------------------------------------------------------          authorized officer who should so indicate his title.

                                                                                       PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                         PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                                                    ---------------------------------------------
                                                                                    Date


                                                                                    ---------------------------------------------
                                                                                    Signature


                                                                                    ---------------------------------------------
                                                                                    Signature if held jointly
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